                                                                     Exhibit 4.3

No sale, offer to sell or transfer of the securities represented by this certificate or any interest therein shall be made unless a registration statement under the Securities Act of 1933, as amended, with respect to such transaction is then in effect, or the issuer has received an opinion of counsel satisfactory to it that such transfer does not require registration under that Act.

         This Warrant will be void after 5:00 p.m. New York time on , 2004 (i.e. five years from the effective date of the Registration
Statement).


                         REPRESENTATIVE'S STOCK WARRANT

WARRANT NO. 1

                     To Subscribe for and Purchase Shares of

                            Swiss Natural Foods, Inc.

          (Transferability Restricted as Provided in Paragraph 8 Below)


                  THIS CERTIFIES THAT, for value received, or registered assigns, is entitled to subscribe for and purchase from SWISS NATURAL FOODS, INC., incorporated under the laws of the State of Delaware (the "Company") up to fully paid and non-assessable shares of Common Stock (the "Shares") of the Company, as hereinafter defined, at the "Purchase Price" and during the period hereinafter set forth, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. This Warrant is one of an issue of the Company's Common Stock Purchase Warrants (herein called the "Warrants"), identical in all respects except as to the names of the holders thereof and the number of Shares purchasable thereunder, representing on the original issue thereof rights to purchase up to 120,000 Shares.

         1.       As used herein:

                  (a) "Common Stock" or "Common Shares" shall initially refer to the Company's Common Stock, $.01 par value, per share as more fully set forth in
Section 5 hereof.

                  (b) "Purchase Price" shall be $7.25 per share (145% of the public offering price per share) which is subject to adjustment pursuant to
Section 4 hereof.

                  (c) "Underwriter" or "Representative" shall refer to Comprehensive Capital Corporation.

                  (d) "Underwriting Agreement" shall refer to the Underwriting Agreement dated as of , 1999 between the Company and the Underwriter.

                  (e) "Warrants" or "Representative's Stock Warrants" shall refer to Warrants to purchase an aggregate of up to 120,000 Shares issued to the Underwriter or its designees by the Company pursuant to the Underwriting Agreement, as such may be adjusted from time to time pursuant to the terms of
Section 4 and including any Warrants represented by any certificate issued from time to time in connection with the transfer, partial exercise, exchange of any Warrants or in connection with a lost, stolen, mutilated or destroyed Warrant certificate, if any, or to reflect an adjusted number of Shares.

                  (f) "Underlying Securities" shall refer to and include the Common Shares issuable or issued upon exercise of the Representative's Stock Warrants.

                  (g) "Holders" shall mean the registered holder of such Representative's Stock Warrants or any issued Underlying Securities.

                  (h) "Effective Date" shall refer to the effective date of the Form SB-2 Registration Statement File No. 333-_______________.

                  (i)  Warrant Agreement shall refer to the agreement dated as
of             ,1999 by and among the Company, the Representative and          .

                  (j) "Representative's Warrants" shall refer to Warrants to purchase up to 120,000 Warrants identical to the Warrants being offered to the public and which are covered by a separate Warrant.

         2. The purchase rights represented by this Warrant may be exercised by the holder hereof, in whole or in part at any time, and from time to time, during the period commencing on the Effective Date until ________________, 2004 (the "Expiration Date"), by the presentation of this Warrant, with the purchase form attached duly executed, at the Company's office (or such office or agency of the Company as it may designate in writing to the Holder hereof by notice pursuant to Section 14 hereof), and upon payment by the Holder to the Company in cash, or by certified check or bank draft of the Purchase Price for such Shares of Common Stock. The Company agrees that the Holder hereof shall be deemed the record owner of such Underlying Securities as of the close of business on the date on which this Warrant shall have been presented and payment made for such Shares as aforesaid. Certificates for the Underlying Securities so purchased shall be delivered to the Holder hereof within a reasonable time, not exceeding five (5) days, after the rights represented by this Warrant shall have been so exercised. If this Warrant shall be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, deliver a new Representative's Stock Warrant evidencing the rights of the Holder hereof to purchase the balance of the Shares which such Holder is entitled to purchase hereunder. Exercise in full of the rights represented by this Warrant shall not extinguish the rights granted under Section 9 hereof.

         3. Subject to the provisions of Section 8 hereof, (i) this Warrant is exchangeable at the option of the Holder at the aforesaid office of the Company for other Representative's Stock Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of Shares of Common Stock as are purchasable hereunder; and (ii) this Warrant may be divided or combined with other Representative's Stock Warrants which carry the same rights, in either case, upon presentation hereof at the aforesaid office of the Company together with a written notice, signed by the Holder hereof, specifying the names and denominations in which new Representative's Stock Warrants are to be issued, and the payment of any transfer tax due in connection therewith.

         4. Subject and pursuant to the provisions of this Section 4, the Purchase Price and number of Common Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter.

                  (A) If the Company shall, at any time, subdivide its outstanding Common Shares by recapitalization, reclassification, split up thereof, or other such issuance without additional consideration, the appropriate Purchase Price immediately prior to such subdivision shall be proportionately decreased, and if the Company shall at any time combine the outstanding Common Shares by recapitalization, reclassification or combination thereof, the Purchase Price immediately prior to such combination shall be proportionately increased. Any such adjustment to the Purchase Price or the corresponding adjustment to the Purchase Price shall become effective at the close of business on the record date for such subdivision or combination. No adjustment to the Purchase Price and the number of shares issuable upon exercise of this Warrant shall be required if such adjustment provides the holders of this Warrant with disproportionate rights, privileges and economic benefits which are not provided to the public shareholders.

                  (B) In the event that prior to the Representative's Stock Warrant's expiration date the Company adopts a resolution to merge, consolidate, or sell percentages in all of its assets, each Warrant holder upon the exercise of his Representative's Stock Warrant will be entitled to receive the same treatment as a holder of any other share of Common Stock. In the event the Company adopts a resolution for the liquidation, dissolution, or winding up of the Company's business, the Company will give written notice of such adoption of a resolution to the registered holders of the Representative's Stock Warrants. Thereupon all liquidation and dissolution rights under this Warrant will terminate at the end of thirty (30) days from the date of the notice to the extent not exercised within those thirty (30) days.

                  (C) If any capital reorganization or reclassification of the capital stock of the Company or consolidation or merger of the Company with another corporation, shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Company or such successor or purchasing corporation, as the case may be, shall execute with the Warrant Agent a supplemental Warrant Agreement providing that each registered holder of a Representative's Stock Warrant shall have the right thereafter and until the expiration date to exercise such Warrant for the kind and amount of stock, securities, cash or assets receivable upon such reorganization, reclassification, consolidation, merger or sale by a holder of the number of shares of Common Stock for the purchase of which such Warrant might have been exercised immediately prior to such reorganization, reclassification, consolidation, merger or sale, subject to adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4.

                  (D) In case at any time the Company shall declare a dividend or make any other distribution upon any stock of the Company payable in Common Stock, then such Common Stock issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                  (E) Upon any adjustment of the appropriate respective Purchase Price as hereinabove provided, the number of Common Shares issuable upon exercise of each class of Warrant shall be changed to the number of shares determined by dividing (i) the aggregate Purchase Price payable for the purchase of all shares issuable upon exercise of that class of Warrant immediately prior to such adjustment by (ii) the appropriate Purchase Price per share in effect immediately after such adjustment.

                  (F) No adjustment in the Purchase Price shall be required under Section 4 hereof unless such adjustment would require an increase or decrease in such price of at least 1% provided, however, that any adjustments which by reason of the foregoing are not required at the time to be made shall be carried forward and taken into account and included in determining the amount of any subsequent adjustment, and provided further, however, that in case the Company shall at any time subdivide or combine the outstanding Common Shares as a dividend, said amount of 1% per share shall forthwith be proportionately increased in the case of a combination or decreased in the case of a subdivision or stock dividend so as to appropriately reflect the same.

                  (G) On the effective date of any new Purchase Price the number of shares as to which this Warrant may be exercised shall be increased or decreased so that the total sum payable to the Company on the exercise of this Warrant shall remain constant.

                  (H) The form of Representative's Stock Warrant need not be changed because of any change pursuant to this Article, and Representative's Stock Warrants issued after such change may state the Purchase Price and the same number of shares as is stated in the Representative's Stock Warrants initially issued pursuant to this Warrant. However, the Company may at any time in its sole discretion (which shall be conclusive) make any change in the form of Representative's Stock Warrant that the Company may deem appropriate and that does not affect the substance thereof, and any Representative's Stock Warrant thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant or otherwise, may be in the form as so changed.

                  5. For the purposes of this Warrant, the terms "Common Shares" or "Common Stock" shall mean (i) the class of stock designated as the Common Stock, $.01 par value, of the Company on the date set forth on the first page hereof or (ii) any other class of stock resulting from successive changes or re-classifications of such Common Stock consisting solely of changes in par value, or from no par value to par value, or from par value to no par value. If at any time, as a result of an adjustment made pursuant to Section 4, the securities or other property obtainable upon exercise of this Warrant shall include shares or other securities of the Company other than Common Shares or securities of another corporation or other property, thereafter, the number of such other shares or other securities or property so obtainable shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Shares contained in Section 4 and all other provisions of this Warrant with respect to Common Shares shall apply on like terms to any such other shares or other securities or property. Subject to the foregoing, and unless the context requires otherwise, all references herein to Common Shares shall, in the event of an adjustment pursuant to Section 4, be deemed to refer also to any other securities or property then obtainable as a result of such adjustments.

         6.       The Company covenants and agrees that:

                  (a) During the period within which the rights represented by the Representative's Stock Warrant may be exercised, the Company shall, at all times, reserve and keep available out of its authorized capital stock, solely for the purposes of issuance upon exercise of this Warrant, such number of its Common Shares as shall be issuable upon the exercise of this Warrant and at its expense will obtain the listing thereof on all national securities exchanges on which the Common Shares are then listed; and if at any time the number of authorized Common Shares shall not be sufficient to effect the exercise of this Warrant, the Company will take such corporate action as may be necessary to increase its authorized but unissued Common Shares to such number of shares as shall be sufficient for such purpose; the Company shall have analogous obligations with respect to any other securities or property issuable upon exercise of this Warrant.

                  (b) All Common Shares which may be issued upon exercise of the rights represented by this Warrant will, upon issuance be validly issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

                  (c) All original issue taxes payable in respect of the issuance of Common Shares upon the exercise of the rights represented by this Warrant shall be borne by the Company but in no event shall the Company be responsible or liable for income taxes or transfer taxes upon the transfer of any Representative's Stock Warrants.

         7. Until exercised, this Warrant shall not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company, except that the Holder of this Warrant shall be deemed to be a shareholder of this Company for the purpose of bringing suit on the ground that the issuance of shares of stock of the Company is improper under the New York Corporation Law.

         8. This Warrant and the Underlying Securities shall not be sold, transferred, assigned or hypothecated for a period of twelve (12) months from the Effective Date, except to officers or partners of the Representative, and/or the other underwriters and/or selected dealers who participated in such offering, or the officers or partners of such underwriters and/or selected dealers. In no event shall this Warrant and the Underlying Securities be sold, transferred, assigned or hypothecated except in conformity with the applicable provisions of the Securities Act of 1933, as then in force (the "Act"), or any similar Federal statute then in force, and all applicable "Blue Sky" laws.

         9. The Holder of this Warrant, by acceptance hereof, agrees that, prior to the disposition of this Warrant or of any Underlying Securities theretofore purchased upon the exercise hereof, under circumstances that might require registration of such securities under the Act, or any similar federal statute then in force, such Holder will give written notice to the Company expressing such Holder's intention of effecting such disposition, and describing briefly such Holder's intention as to the disposition to be made of this Warrant and/or the Underlying Securities theretofore issued upon exercise hereof. Promptly upon receiving such notice, the Company shall present copies thereof to its counsel and the provisions of the following subdivisions shall apply:

                  (a) If, in the opinion of such counsel, the proposed disposition does not require registration under the Act, or any similar federal statute then in force, of this Warrant and/or the securities issuable or issued upon the exercise of this Warrant, the Company shall, as promptly as practicable, notify the Holder hereof of such opinion, whereupon such holder shall be entitled to dispose of this Warrant and/or such Underlying Securities theretofore issued upon the exercise hereof, all in accordance with the terms of the notice delivered by such Holder to the Company.

                  (b) If, in the opinion of such counsel, such proposed disposition requires such registration under the Act, or similar federal statute then in effect, of this Warrant and/or the Underlying Securities issuable or issued upon the exercise of this Warrant, the Company shall promptly give written notice of such opinion to the Holder hereof and to the then holders of the securities theretofore issued upon the exercise of this Warrant at the respective addresses thereof shown on the books of the Company. The registration rights contained in Section 15 of the Underwriting Agreement are incorporated by reference as if set forth in their entirety herein.

         10. The Company agrees to indemnify and hold harmless the holder of this Warrant, or of securities issuable or issued upon the exercise hereof, from and against any claims and liabilities caused by any untrue statement of a material fact, or omission to state a material fact required to be stated, in any such registration statement or prospectus except insofar as such claims or liabilities are caused by any such untrue statement or omission based on information furnished in writing to the Company by such holder, or by any other such holder affiliated with the holder who seeks indemnification, as to which the holder hereof, by acceptance hereof, agrees to indemnify and hold harmless the Company.

         11. If this Warrant, or any of the securities issuable pursuant hereto, require qualification or registration with, or approval of, any governmental official or authority (other than registration under the Act, or any similar federal statute at the time in force), before such securities may be issued on the exercise hereof, the Company, at its expense, will take all requisite action in connection with such qualification, and will use its best efforts to cause such securities and/or this Warrant to be duly registered or approved, as may be required.

         12. This Warrant is exchangeable, upon its surrender by the registered holder at such office or agency of the Company as may be designated by the Company, for new Representative's Stock Warrants of like tenor, representing, in the aggregate, the right to subscribe for and purchase the number of Common Shares that may be subscribed for and purchased hereunder, each of such new Representative's Stock Warrants to represent the right to subscribe for and purchase such number of Common Shares as shall be designated by the registered holder at the time of such surrender. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity satisfactory to the Company, or in the case of such mutilation, upon surrender or cancellation of this Warrant, the Company will issue to the registered holder a new Representative's Stock Warrant of like tenor, in lieu of this Warrant, representing the right to subscribe for and purchase the number of Common Shares that may be subscribed for and purchased hereunder. Nothing herein is intended to authorize the transfer of this Warrant except as permitted under Paragraph 8.

         13. Every holder hereof, by accepting the same, agrees with any subsequent holder hereof and with the Company that this Warrant and all rights hereunder are issued and shall be held subject to all of the terms, conditions, limitations and provisions set forth in this Warrant, and further agrees that the Company and its transfer agent may deem and treat the registered holder of this Warrant as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

         14. All notices required hereunder shall be given by first-class mail, postage prepaid; if given by the holder hereof, addressed to the Company at 1031 Route 9W, Grandview, New York 10960 or such other address as the Company may designate in writing to the holder hereof; and if given by the Company, addressed to the holder at the address of the holder shown on the books of the Company.

         15. The validity, construction and enforcement of this Warrant shall be governed by the laws of the State of New York and jurisdiction is hereby vested in the Courts of said State in the event of the institution of any legal action under this Warrant.

         IN WITNESS WHEREOF, SWISS NATURAL FOODS, INC. has caused this
Warrant to be signed by its duly authorized officers under its corporate seal, to be dated as of ____________________, 1999.


                                                Swiss Natural Foods, Inc.


                                                By:________________________
(Corporate Seal)                                   Herbert Paul, President


Attest:

_____________________________
Ralph M. Ferrante, Secretary

                                  PURCHASE FORM
                                 To Be Executed
                            Upon Exercise of Warrant

The undersigned hereby exercises the right to purchase ____ Common Shares evidenced by the within Warrant, according to the terms and conditions thereof, and herewith makes payment of the purchase price in full. The undersigned requests that certificates for such shares shall be issued in the name set forth below.

Dated:

                                              _________________________________
                                                          Signature

                                              _________________________________
                                                   Print Name of Signatory

                                              _________________________________
                                              Name to whom certificates are to
                                              be issued if different from above


                                              Address:_________________________

                                              _________________________________

                                              Social Security No. or other
                                              identifying number_______________

         If said number of shares shall not be all the shares purchasable under the within Warrant, the undersigned requests that a new Warrant for the unexercised portion shall be registered in the name of :

                                              _________________________________
                                                       (Please Print)

                                              Address:_________________________

                                              _________________________________

                                             Social Security No. or other
                                             identifying number: ______________

                                              _________________________________
                                                         Signature

                               FORM OF ASSIGNMENT


         FOR VALUE RECEIVED                                   , hereby
sells assigns and transfers to                      , Soc. Sec. No.
[ ] the within Warrant, together with all rights, title and interest therein, and does hereby irrevocably constitute and appoint attorney to transfer such Warrant on the register of the within named Company, with full power of substitution.


                                              _________________________________
                                                         Signature

Dated:

__________________________
Signature Guaranteed:

                                                                     Exhibit 4.4

No sale, offer to sell or transfer of the securities represented by this certificate or any interest therein shall be made unless a registration statement under the Securities Act of 1933, as amended, with respect to such transaction is then in effect, or the issuer has received an opinion of counsel satisfactory to it that such transfer does not require registration under that Act.

         This Warrant will be void after 5:00 p.m. New York time on the earlier of __________ 2004 (i.e. five years from the effective date of the Registration Statement) or the Warrant Expiration Date of the Warrants as defined in the Warrant Agreement.


                      REPRESENTATIVE'S WARRANT TO PURCHASE
                          COMMON STOCK PURCHASE WARRANT

WARRANT NO. 1

                          To Subscribe for and Purchase
                        Common Stock Purchase Warrants of

                            SWISS NATURAL FOODS, INC.

         (Transferability Restricted as Provided in Paragraph 8 Below)

                  THIS CERTIFIES THAT, for value received, ____________ or registered assigns, is entitled to subscribe for and purchase from Swiss Natural Foods, Inc., incorporated under the laws of the State of Delaware (the "Company") up ____________ to fully paid Common Stock Purchase Warrants of the Company, as hereinafter defined, at the "Purchase Price" and during the period hereinafter set forth, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. This Warrant is one of an issue of the Company's Representative's Warrants (as defined herein) to purchase Common Stock Purchase Warrants, identical in all respects except as to the names of the holders thereof and the number of Common Stock Purchase Warrants purchasable thereunder, representing on the original issue thereof rights to purchase up to 120,000 Common Stock Purchase Warrants.

         1.       As used herein:

                  (a) "Common Stock" or "Common Shares" shall initially refer to the Company's Common Stock, $.01 par value, as more fully defined in the Warrant Agreement.

                  (b) "Purchase Price" shall be $.2175 per Warrant which is subject to adjustment pursuant to Section 4 hereof.

                  (c) "Underwriter" or "Representative" shall refer to COMPREHENSIVE CAPITAL CORPORATION.

                  (d) "Underwriting Agreement" shall refer to the Underwriting Agreement dated as of 1999 between the Company and the Underwriter.

                  (e) "Representative's Warrants" or "this Warrant" shall refer to Warrants to purchase an aggregate of up to 120,000 Common Stock Purchase Warrants issued to the Underwriter or its designees by the Company pursuant to the Underwriting Agreement, as such may be adjusted from time to time pursuant to the terms of Section 4 and including any Representative's Warrants represented by any certificate issued from time to time in connection with the transfer, partial exercise, exchange of any Representative's Warrants or in connection with a lost, stolen, mutilated or destroyed Representative's Warrant certificate, if any, or to reflect an adjusted number of Representative's Warrants.

                  (f) "Common Stock Purchase Warrants" issuable upon exercise of the Representative's Warrants shall be identical in all respects to the Common Stock Purchase Warrants sold to the public in the Form SB-2 Registration Statement File No.
333-                   and covered by the Warrant Agreement.

                  (g) "Holders" shall mean the registered holder of the Representative's Warrants or any Common Stock Purchase Warrants issued upon exercise of same.

                  (h) "Effective Date" shall refer to the effective date of the Form SB-2 Registration Statement File No. 333- .

                  (i)  Warrant Agreement shall refer to the agreement dated as
of            , 1999 by and among the Company, the Representative and          .

                  (j) "Representative's Stock Warrants shall refer to Warrants to purchase up to 120,000 shares of Common Stock and which are covered by a separate Warrant.

         2. The purchase rights represented by this Warrant may be exercised by the holder hereof, in whole or in part at any time, and from time to time, during the period commencing on the Effective Date until the earlier __________, 2004 or the Warrant Expiration Date of the Common Stock Purchase Warrants as defined in the Warrant Agreement (the "Expiration Date"), by the presentation of this Warrant, with the purchase form attached duly executed, at the Company's office (or such office or agency of the Company as it may designate in writing to the Holder hereof by notice pursuant to Section 14 hereof), and upon payment by the Holder to the Company in cash, or by certified check or bank draft of the Purchase Price for such Common Stock Purchase Warrants. The Company agrees that the Holder hereof shall be deemed the record owner of such Common Stock Purchase Warrants as of the close of business on the date on which this Warrant shall have been presented and payment made for such Common Stock Purchase

Warrants as aforesaid. Certificates for the Common Stock Purchase Warrants so purchased shall be delivered to the Holder hereof within a reasonable time, not exceeding five (5) days, after the rights represented by this Warrant shall have been so exercised. If this Warrant shall be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, deliver a new Representative's Warrant evidencing the rights of the Holder hereof to purchase the balance of the Common Stock Purchase Warrants which such Holder is entitled to purchase hereunder. Exercise in full of the rights represented by this Warrant shall not extinguish the rights granted under Section 9 hereof.

         3. Subject to the provisions of Section 8 hereof, (i) this Warrant is exchangeable at the option of the Holder at the aforesaid office of the Company for other Representative's Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of Common Stock Purchase Warrants as are purchasable hereunder; and (ii) this Warrant may be divided or combined with other Representative's Warrants which carry the same rights, in either case, upon presentation hereof at the aforesaid office of the Company together with a written notice, signed by the Holder hereof, specifying the names and denominations in which new Representative's Warrants are to be issued, and the payment of any transfer tax due in connection therewith.

         4. The Purchase Price and number of Common Stock Purchase Warrants purchasable upon exercise of this Warrant are subject to adjustment by the Board of Directors of the Company as deemed appropriate by them acting in good faith in order to protect the holder on a similar basis as the anti-dilution provisions contained in the Warrant Agreement applicable to the Common Stock Purchase Warrants. Notwithstanding anything contained herein to the contrary, no adjustment will be made to the Purchase Price or number of Common Stock Purchase Warrants where no adjustment has been made pursuant to the terms of the Warrant Agreement to the number of Common Stock Purchase Warrants held by the public Warrant holders.


         The exercise price of the Common Stock Purchase Warrants underlying this Warrant and securities issuable upon exercise of the Common Stock Purchase Warrants are subject to adjustment pursuant to the terms and conditions contained in the Warrant Agreement.

         5. For the purposes of this Warrant, the term "Common Stock Purchase Warrants" shall mean any other class of Common Stock Purchase Warrants resulting from successive changes or re-classifications of such Warrants. If at any time, as a result of an adjustment made pursuant to Section 4, the securities or other property obtainable upon exercise of this Warrant shall include securities of the Company other than Common Stock Purchase Warrants or securities of another corporation or other property, thereafter, the number of such securities or property so obtainable shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock Purchase Warrants contained in Section 4 and all other provisions of this Warrant with respect to Common Stock Purchase Warrants shall apply on like terms to any such other securities or property. Subject to the foregoing, and unless the context requires otherwise, all references herein to Common Stock Purchase Warrants shall, in the event of an adjustment pursuant to
Section 4, be deemed to refer also to any other securities or property then obtainable as a result of such adjustments.

         6. The Company covenants and agrees that:


                  (a) During the period within which the rights represented by the Representative's Warrant may be exercised, the Company shall, at all times, reserve and keep available out of its authorized capital stock, solely for the purposes of issuance upon exercise of the Common Stock Purchase Warrants, such number of its Common Shares as shall be issuable upon the exercise of the Common Stock Purchase Warrants and at its expense will obtain the listing thereof on all national securities exchanges on which the Common Shares are then listed; and if at any time the number of authorized Common Shares shall not be sufficient to effect the exercise of the Common Stock Purchase Warrants, the Company will take such corporate action as may be necessary to increase its authorized but unissued Common Shares to such number of shares as shall be sufficient for such purpose; the Company shall have analogous obligations with respect to any other securities or property issuable upon exercise of the Common Stock Purchase Warrants.

                  (b) All securities which may be issued upon exercise of the rights represented by this Warrant and the Common Stock Purchase Warrant will, upon issuance be validly issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issuance thereof; and,

                  (c) All original issue taxes payable in respect of the issuance of Common Stock Purchase Warrants upon the exercise of the rights represented by this Warrant shall be borne by the Company but in no event shall the Company be responsible or liable for income taxes or transfer taxes upon the transfer of any Representative's Warrants and/or Common Stock Purchase Warrants.


         7. Until the Common Stock Purchase Warrants are exercised, this Warrant shall not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company, except that the Holder of this Warrant and/or the Common Stock Purchase Warrants shall be deemed to be a shareholder of this Company for the purpose of bringing suit on the ground that the issuance of shares of stock of the Company is improper under the New York Corporation Law.


         8. This Warrant and the Common Stock Purchase Warrants shall not be sold, transferred, assigned or hypothecated for a period of twelve (12) months from the Effective Date, except to officers or partners of the Representative, and/or the other underwriters and/or selected dealers who participated in such offering, or the officers or partners of such underwriters and/or selected dealers. In no event shall this Warrant and the Common Stock Purchase Warrants be sold, transferred, assigned or hypothecated except in conformity with the applicable provisions of the Securities Act of 1933, as then in force (the "Act"), or any similar Federal statute then in force, and all applicable "Blue Sky" laws.

         9. The holder of this Warrant, by acceptance hereof, agrees that, prior to the disposition of this Warrant or of any securities theretofore purchased upon the exercise hereof, under circumstances that might require registration of such securities under the Act, or any similar federal statute then in force, such holder will give written notice to the Company expressing such holder's intention of effecting such disposition, and describing briefly such holder's intention as to the disposition to be made of this Warrant and/or the securities theretofore issued upon exercise hereof. In this event, the provisions of the following subdivisions shall apply:

                  (a) If, in the opinion of company counsel, the proposed disposition does not require registration under the Act or any similar federal statute then in force, of this Warrant and/or the securities issuable or issued upon the exercise of this Warrant, the Company shall, as promptly as practicable after the receipt of written opinion of counsel to the holder of this Warrant to such effect, notify the holder hereof of such opinion, whereupon such holder shall be entitled to dispose of this Warrant and/or such securities theretofore issued upon the exercise hereof, all in accordance with the terms of the notice delivered by such holder to the Company.



                  (b) If, in the opinion of either such counsel, such proposed disposition requires such registration or qualification under the Act, or similar federal statute then in effect, of this Warrant and/or the Common Stock Purchase Warrants issuable or issued upon the exercise of this Warrant, the Company shall promptly give written notice to all then holders of the Representative's Warrants and/or Common Stock Purchase Warrants at the respective addresses thereof shown on the books of the Company. The registration rights contained in Section 15 of the Underwriting Agreement are incorporated by reference as if set forth in their entirety herein.

         10. The Company agrees to indemnify and hold harmless the holder of this Warrant and/or the Common Stock Purchase Warrants issuable or issued upon the exercise hereof, from and against any claims and liabilities caused by any untrue statement of a material fact, or omission to state a material fact required to be stated, in any such registration statement or prospectus, except insofar as such claims or liabilities are caused by any such untrue statement or omission based on information furnished in writing to the Company by such holder, or by any other such holder affiliated with the holder who seeks indemnification, as to which the holder hereof, by acceptance hereof, agrees to indemnify and hold harmless the Company.

         11. If this Warrant and/or the Common Stock Purchase Warrants require qualification or registration with, or approval of, any governmental official or authority (other than registration under the Act, or any similar federal statute at the time in force), before such securities may be issued on the exercise hereof, the Company, at its expense, will take all requisite action in connection with such qualification, and will use its best efforts to cause this Warrant to be duly registered or approved, as may be required.

         12. This Warrant is exchangeable, upon its surrender by the registered holder at such office or agency of the Company as may be designated by the Company, for new Representative's Warrants of like tenor, representing, in the aggregate, the right to subscribe for and purchase the number of Common Stock Purchase Warrants that may be subscribed for and purchased hereunder, each of such new Representative's Warrants to represent the right to subscribe for and purchase such number of Common Stock Purchase Warrants as shall be designated by the registered holder at the time of such surrender. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity satisfactory to the Company, or in the case of such mutilation, upon surrender or cancellation of this Warrant, the Company will issue to the registered holder a new Representative's Warrant of like tenor, in lieu of this Warrant, representing the right to subscribe for and purchase the number of Common Stock Purchase Warrants that may be subscribed for and purchased hereunder. Nothing herein is intended to authorize the transfer of this Warrant except as permitted under Paragraph 8.

         13. Every holder hereof, by accepting the same, agrees with any subsequent holder hereof and with the Company that this Warrant and all rights hereunder are issued and shall be held subject to all of the terms, conditions, limitations and provisions set forth in this Warrant, and further agrees that the Company and its transfer agent may deem and treat the registered holder of this Warrant as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

         14. All notices required hereunder shall be given by first-class mail, postage prepaid; if given by the holder hereof, addressed to the Company at 1031 Route 9W, Grandview, N.Y. 10960 or such other address as the Company may designate in writing to the holder hereof; and if given by the Company, addressed to the holder at the address of the holder shown on the books of the Company.

         15. The validity, construction and enforcement of this Warrant shall be governed by the laws of the State of New York and jurisdiction is hereby vested in the Courts of said State in the event of the institution of any legal action under this Warrant.

         IN WITNESS WHEREOF, Swiss Natural Foods, Inc. has caused this Warrant to be signed by its duly authorized officers under its corporate seal, to be dated as of _____________________ 1999.

                                                   SWISS NATURAL FOODS, INC.

                                                   By:_______________________
(Corporate Seal)                                      Herbert Paul, President

Attest:

_________________________
Ralph Ferrante, Secretary

                                  PURCHASE FORM
                                 To Be Executed
                            Upon Exercise of Warrant

The undersigned hereby exercises the right to purchase ____ Common Stock Purchase Warrants evidenced by the within Representative's Warrant, according to the terms and conditions thereof, and herewith makes payment of the purchase price in full. The undersigned requests that certificates for such Common Stock Purchase Warrants shall be issued in the name set forth below.

Dated:          ,

                                              _________________________________
                                                          Signature

                                              _________________________________
                                                   Print Name of Signatory


                                              _________________________________
                                              Name to whom certificates are to
                                              be issued if different from above

                                              Address:_________________________

                                              _________________________________

                                              Social Security No. or other
                                              identifying number:______________

         If said number of Common Stock Purchase Warrants shall not be all the Common Stock Purchase Warrants purchasable under the within Warrant, the undersigned requests that a new Representative's Warrant for the unexercised portion shall be registered in the name of :


                                              _________________________________
                                                        (Please Print)

                                              Address:_________________________

                                              _________________________________

                                              Social Security No. or other
                                              identifying number: _____________


                                              _________________________________
                                                          Signature

                               FORM OF ASSIGNMENT


         FOR VALUE RECEIVED                                   , hereby
sells assigns and transfers to                      , Soc. Sec. No.
[ ] the within Representative's Warrant, together with all rights, title and interest therein, and does hereby irrevocably constitute and appoint attorney to transfer such Representative's Warrant on the register of the within named Company, with full power of substitution.

                                              _________________________________
                                                        Signature

Dated:         ,

Signature Guaranteed:

__________________________